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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 30, 2004


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



                  MARYLAND                                     001-13417                             13-3950486
(State or Other Jurisdiction of Incorporation)          (Commission File Number)         (IRS Employer Identification No.)


          379 THORNALL STREET, EDISON, NEW JERSEY         08837
          (Address of Principal Executive Offices)      (ZIP Code)





        Registrant's telephone number, including area code (732) 548-0101



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Company"), has announced that it will file a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission with respect to its annual report on Form 10-K for the year ended December 31, 2003. A copy of the Company's press release relating to the foregoing is attached hereto as Exhibit 99.1.



ITEM 7. EXHIBITS.

        Exhibit      Description
        -------      -----------
         99.1        Press release, dated March 30, 2004.



                         [Signature on following page.]














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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Hanover Capital Mortgage Holdings, Inc.



                                  /s/ J. Holly Loux
                                  ----------------------------------------
                                  Name:    J. Holly Loux
                                  Title:   Chief Financial Officer and
                                           Treasurer


Date:  March 30, 2004





















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                                  EXHIBIT INDEX


Exhibit        Description
-------        ------------

99.1           Press release, dated March 30, 2004



































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